Exhibit 99(b)


       CERTIFICATION PURSUANT TO SECTION 1350 OF CHAPTER 63 OF TITLE 18
                          OF THE UNITED STATES CODE


     I, Gregg R. Buckbinder, the Chief Operating Officer and Chief Financial Officer of Millburn Ridgefield Corporation, the Managing Owner of Global Macro Trust (the "Trust") certify that (i) the Quarterly Report of the Trust on Form 10Q for the period ending March 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in such Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.


Date: August 8, 2002
                                  /s/ Gregg R. Buckbinder
                                      -------------------
                                      Gregg R. Buckbinder
                                      Chief Operating Officer
                                      Chief Financial Officer








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